Exhibit 10.51

                           MAINSPRING CAPITAL, L.L.C.
                                COMMERCIAL LEASE

            Bel de Mar, L.L.C., an Arizona limited liability company
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                                   "Landlord"

                                       AND

             Integrated Information Systems, a Delaware corporation
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                                    "Tenant"

                             SUMMARY OF LEASE TERMS*

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Date:                                  December 31, 2002
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Lease Number:
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Project:                               Airway Corporate Center
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Square Footage:                        7,529 (approximately)
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Address:                               2250 W. 14th Street, Tempe, Arizona 85281
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Term:                                  24 months
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Base Rental Schedule:                  Months 1 - 24:  $7,000 (excluding rental tax)
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Current Rental Tax Rate:               2.3%
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Current Estimated Operating Expenses:
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Other Items:                           Tenant's Right to Cancel:  See paragraph 28.
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                                       Early Occupancy:  See paragraph 29.
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                                       Tenant Improvements:  See paragraph 30.
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NOTE:    This summary is provided for the Tenant's convenience only. It is not to be construed as a part of the above referenced Lease Agreement. In the event that there is a conflict between this summary of lease terms and the Lease Agreement, the language in the Lease Agreement shall prevail.

STANDARD LEASE AGREEMENT

PHXINDNII                         DATE           December 31, 2002
                                       -----------------------------------------

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between Bel de Mar, L.L.C., an Arizona limited liability company, hereinafter referred to as "Landlord", and Integrated Information Systems, a Delaware corporation, hereinafter referred to as "Tenant";

                              W I T N E S S E T H:

1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord the Premises situated within the County of Maricopa, State of Arizona, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions of this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on January 31, 2005. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy, or if any present Tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the date recited as the commencement date of this Lease, Landlord shall not be deemed in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date", and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder.

     A. Existing Building. If no improvements are to be constructed to the Premises, the commencement date shall be February 1, 2003. Tenant acknowledges that, (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise set forth in the Lease). In no event shall Landlord be liable for any defects in the Premises or for any limitation on its use (this limitation of liability shall not relieve landlord of its obligations set forth in Paragraph
4). Upon request by Landlord, Tenant shall execute and deliver to Landlord a Letter of Acceptance of delivery of the Premises.

2.   BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSE PAYMENTS.

     A. Base Rent. Tenant agrees to pay Landlord base rent ("Base Rent") for the Premises, in advance, without demand, deduction or set off, at the rate of Seven thousand and 00/100 Dollars ($7,000.00) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2.C below, shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except where expressly provided in this Lease. Tenant waives and releases all statutory liens and off-set rights as to rent.

     B. Security Deposit. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Seven thousand and 00/100 Dollars ($7,000.00), which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under the Lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an event of default, Landlord may use all or part of the deposit to pay rent or other payments due Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the security deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Tenant shall, upon written request from Landlord, deposit additional monies with Landlord so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Use be amended to accommodate a material change in the business of Tenant or to accommodate a Tenant or assignee, Landlord shall have the right


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to increase the Security Deposit to the extent necessary, in Landlord's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. The security deposit shall be deemed the property of Landlord and Landlord shall not be required to keep the Security Deposit separate from its general accounts, but any remaining balance of such deposit shall be returned by Landlord to Tenant within thirty (30) days from the time Tenant's obligations under this Lease have been fulfilled.

3.   TAXES.

     A. Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. Landlord shall have the right to contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. The Landlord shall have the right to employ a tax consulting firm and legal counsel to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction.

     B. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, upon demand Tenant shall pay to Landlord such taxes.

4.   LANDLORD'S REPAIRS.

     A. Landlord, at its own expense, shall maintain only the structural soundness of the roof, foundation and exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear and casualty losses and damages caused by Tenant excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors and overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's obligation to maintain the aforementioned items shall be limited solely to the cost of such repairs or maintenance or the curing of any defect in the same.

     B. Landlord shall maintain paving, common areas, landscaping, exterior painting, common water and sewage line plumbing. Landlord shall enter into a regularly scheduled preventative maintenance service contract with a maintenance contractor for servicing all hot water, heating and air-conditioning systems and other equipment within the Premises.

     C.   Reserved.

     D. Landlord reserves the right to alter or modify the building of which the premises are a part and/or common areas associated therewith, when such alterations or modifications are required by governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA"), in which event Tenant shall be liable for its proportionate share of such cost. If such modification is a capital modification for the general benefit of the project, and is required regardless of Tenant's particular use of the Premises, then the cost shall be an operating expense allocated over the lesser of five (5) years or the useful life of the modification. Notwithstanding the foregoing, if such modification is predicated by Tenant's particular use of the Premises or is principally for the benefit of Tenant (and not other Tenants of the building) the cost shall be borne entirely by Tenant and Tenant shall reimburse Landlord for same promptly upon demand.

5.   TENANT'S REPAIRS.

     A.   Reserved.

     B.   Reserved.

     C. Subject to the provisions of Paragraph 10, Tenant shall repair and pay for any damage to the Premises or the Project caused by Tenant or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. Access to the roof or the exterior walls of the Premises or Project for purposes of repairs or otherwise by the Tenant shall be subject to Landlord's prior approval and to such conditions as Landlord may require.

     6. ALTERATIONS. Tenant shall not make any alterations, additions, partitions, or other improvements to the Premises without the prior written consent of Landlord. Tenant, at its own cost and expense, may erect shelves, bins, machinery and trade fixtures as it desires as well as alterations, additions, partitions, or other improvements which have been specifically consented to in writing by Landlord, provided that (i) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part, (ii) such items do not overload or damage the same,
(iii) such items may be removed without injury to the Premises, and (iv) the construction, erection or installation thereof complies with all applicable governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA"), and with Landlord's details, specifications and other requirements, (v) any architectural, engineering, construction management, permits, inspections or other cost or fee required to assure compliance with conditions set forth in this Paragraph 6 shall be paid by Tenant promptly upon demand. All alterations, additions, partitions, or other improvements erected by Tenant shall be and remain the property of Tenant during the term of this Lease; provided however, at the termination of this Lease, Landlord shall have the option, exercisable in Landlord's sole discretion, to require


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Tenant either upon request to remove, at Tenant's sole cost and expense, all or part of each alterations, additions, partitions, or other improvements, at which time Tenant shall promptly restore the Premises to its condition immediately prior to the commencement date, or to keep in place the same at which time such alterations, additions, improvements, and partitions shall become the property of Landlord. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

7. SIGNS. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval and shall be submitted to Landlord prior to the commencement date of this Lease or within sixty (60) days thereafter. Tenant shall repair, paint and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of the signage. Tenant shall not (i) make any changes to the exterior of the Premises,
(ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows, or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. Tenant, at its sole cost, shall obtain all applicable governmental permits and approvals for signage and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord and any applicable governmental laws, ordinances, regulations, or other requirements.

8. PARKING. Tenant shall be entitled to park in common with other tenants of the Project in those areas designed for non-reserved parking. Tenant agrees not to burden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. No vehicle storage of any nature shall be allowed or permitted in any parking area without Landlord's prior written consent.

9.   UTILITIES.

     A. Landlord agrees to provide normal water and electricity connection to the Premises as determined in Landlord's reasonable discretion. Tenant shall pay for all gas, heat, light, power, telephone, and other utilities and services used on or at the Premises and any maintenance or inspection charges for utilities, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises. Landlord shall not be liable for any interruption or failure of utility service on the Premises.

     B. In the event water is not separately metered to Tenant, Tenant agrees that it will not use water for uses other than normal domestic restroom and kitchen usage; and, Tenant does further agree to reimburse Landlord for the entire amount of common water costs as additional rental if, in fact, Tenant uses water for uses other than normal domestic restroom and kitchen uses without first obtaining Landlord's written permission. Furthermore, Tenant agrees in such event to install at its own expense, a submeter to determine Tenant's usage.

     C. Tenant agrees it will not use sewer capacity for any use other than normal domestic restroom and kitchen use. Tenant further agrees to notify Landlord of any other sewer use ("excess sewer use") and also agrees to reimburse Landlord for the costs and expenses related to Tenant's excess sewer use, which shall include, but is expressly herein not limited to, the cost of acquiring additional sewer capacity to service Tenant's Lease.

10.  INSURANCE.

     A. Subject to Tenant's reimbursement obligation, Landlord shall maintain such fire and extended coverage insurance covering the building situated on the Premises or of which the Premises are a part as Landlord deems appropriate. Such insurance may provide for a commercially reasonable deductive. Landlord may, but is not obligated to, maintain such other insurance and additional coverage as it may deem necessary, including but not limited to, comprehensive general liability insurance, loss of rental insurance for up to 12 months rental, and such additional insurance and coverage shall be reimbursable by Tenant as provided herein. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon insurer's cost calculations).

     B. Tenant, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, also shall maintain during the term of this Lease fire and extended coverage insurance covering the replacement cost of
(i) all alterations, additions, partitions and Tenant's personal property contained within the Premises by Tenant or by Landlord on behalf of Tenant and
(ii) all of Tenant's personal property contained within the Premises. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company


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which is acceptable to Landlord, (iii) provide that said insurance shall not be canceled unless thirty (30) days written notice shall be given to Landlord, and
(iv) provide primary coverage to Landlord, when any policy issued to Landlord provides duplicate or if similar coverage, Landlord's policy will be excess over Tenant's policies. Said policies or certificates thereof shall be delivered to Landlord by Tenant within ten (10) written days of the commencement of the term of the Lease and upon each renewal of said insurance.

     C. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly flammable. If any increase in the cost of any insurance of the Premises or the building of which the Premises are a part is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

11.  FIRE AND CASUALTY DAMAGE.

     A. If the Premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Tenant immediately shall give written notice to Landlord. If the buildings situated on the Premises or of which the Premises are a part should be totally destroyed by any peril covered by insurance to be provided by Landlord under Paragraph 10.A above, or if they should be so damaged thereby that, in the Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage, provided Tenant has paid to Landlord the deductible or applicable portion of the deductible, as the case may be, under the Landlord's insurance policy.

     B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 10.A above, and in Landlord's estimation, rebuilding or repairs can be substantially completed within one hundred twenty
(120) days after the date of such damage, this Lease shall not terminate (unless less than 120 days remain in the then current term of the lease, in which case the lease shall terminate), and Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for the Tenant. If such repairs and rebuilding have not been substantially completed within one hundred twenty (120) days after the date of such damage, Tenant, at Tenant's exclusive remedy, may, upon payment of insurance policy, terminate this Lease by delivering written notice of termination to Landlord in which event the rights and obligations hereunder shall cease and terminate. As an alternative to the aforementioned rebuilding, repairs and/or reduction of rent, Landlord may, at its sole option, use reasonable efforts to provide a reasonably comparable facility for Tenant to lease at the then prevailing fair market rental for either (i) the remainder of the term of the Lease, or (ii) the period of time during which the Premises are untenantable.

     C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirements is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     D. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and /or Premises, for any reason regardless of cause or origin. Each party of this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to its policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

12. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Tenant has released, Landlord shall hold Tenant harmless and defend Tenant against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Landlord, its agents, servants and employees. Except for any claims, rights of recovery and causes of action that Landlord has released, Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Tenant may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees, (ii) arising from the conduct of management of any work done by the Tenant in or about the Premises, (iii) arising from transactions of the Tenant, (iv) Tenant's breach of any covenant contained in this Lease, including but not limited to Tenant's failure to comply with any of the matters set forth relating to environmental requirements as defined and described in Paragraph 23 and incorporated herein by


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reference, and (v) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 12 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

13. USE. The Premises shall be used only for the purpose of general office use. Outside storage, including without limitation, storage of trucks and other vehicles and the washing thereof at any time is prohibited without Landlord's prior written consent. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use, shall at all times maintain the Premises in a clean, healthful and safe condition and comply with all governmental laws, codes, ordinances, regulations or any other applicable authorities with regard to the use, condition or occupancy of the Premises including, without limitation, the ADA. Tenant shall be responsible, at Tenant's sole cost and expense, for the correction, prevention, and abatement of nuisances in or upon, or connected with, the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, vibrations, or pest infestations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other tenants of the building or project of which the Premises are a part. Tenant's use of the Premises shall at all times comply with the insurance provisions in Paragraph 10 hereof. 14. INSPECTION. Landlord and its agents and representatives shall have the right to enter the Premises at any reasonable time during business hours to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term upon telephonic notice to Tenant, Landlord and Landlord's representative may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premise.

15.  ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease to any affiliate provided that such assignment is in form satisfactory to Landlord. Any assignee, Sub-Tenant or transferee of Tenant's interest in this Lease (all such assignees, Sub-Tenant and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not permitted hereunder shall relieve Tenant of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C., Section 101, et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

16. CONDEMNATION. If the whole or any substantial part as determined by Landlord of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to tenant, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than a substantial part, as determined by Landlord, of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for


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loss of business or goodwill or for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant.

17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant immediately shall deliver possession to Landlord with all cleaning, repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises after the expiration of the Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Landlord or Tenant at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to one hundred fifty percent (150%) of the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

18. QUIET ENJOYMENT. Landlord covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior Leases. Landlord represents that it has the authority to enter into this Lease and that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Tenant under this Lease:

     A. Tenant shall fail to pay any installment of the rent herein when due, or any other payment of reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

     B. The Tenant or any guarantor of the Tenant's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other case action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

     C. Any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization of relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof, or (b) shall remain undismissed for a period of forty-five (45) days.

     D. Tenant shall (i) vacate all of a substantial portion of the Premises, or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in default of the rental payments due under this Lease.

     E. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 22 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

     F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 19), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

20.  REMEDIES.

     A. Upon each occurrence of an event of default and so long as such event of default shall be continuing. Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (i) Terminate this Lease; and/or (ii) Enter upon and take possession of the Premises without terminating this Lease; and/or (iii) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, Tenant hereby specifically waiving any state or federal law to the contrary; and in any such event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails so to do, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefore.

     B. If Landlord terminates this Lease, at Landlord's option, Tenant shall be liable for and shall pay to Landlord, the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (i) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (ii) the then present fair market value of the Premises for such period, which because of the difficulty of ascertaining such value, Landlord and Tenant stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

     C. If Landlord repossesses the Premises without terminating the Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

     D. During an event of default, in addition to any sum provided to be paid herein, Tenant also shall be liable for and shall pay to Landlord (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and (iv) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of the Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorney's fees and all court costs in connection with such proceeding.

     E. In the event Tenant fails to make any payment due hereunder when payment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     F. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Landlord, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance by Landlord to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/ or repossession of the Premises for an event of default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided that, Tenant shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Landlord may relet the whole or any portion of the Premises for any period, to any Tenant and for any use and purpose.

     H. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises; however, in no event, shall any deficiency judgment or any money of any kind be sought or obtained against any Landlord.

     I. If Landlord repossesses the Premises pursuant to the authority herein granted, the Landlord shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Landlord thereof of third party having a lien thereof. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     K. This is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant. 21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or any time hereafter constituting a lien or change upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgage, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any commercially reasonable instruments, consistent with this lease, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Further, Tenant, at any time hereafter on demand, shall deliver to Landlord a certified copy of its most recent financial statement.

22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

23. HAZARDOUS MATERIALS. The term "Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use, storage, handling, disposal, transportation or removal of which is regulated, restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of health or the environment and shall specifically include, but not be limited to, any "hazardous substance" as that term is defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and any amendments or successors in function thereto. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Substance except for such activities that are part of the ordinary course for Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord (which approval Landlord may grant or withhold in its sole discretion); Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Substance except for the temporary storage of such materials that are used in the ordinary course of Tenant's business provided such substances are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord (which approval Landlord may grant or withhold in its sole discretion); Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground or aboveground tank of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time, may constitute a public or private nuisance; (vi) Tenant will not permit any Substances to be brought onto the Premises, except in accordance with the terms and conditions hereof, and if so brought or found located thereon, the same shall be immediately removed, and properly disposed, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; and (vii) Tenant shall in all regards comply with Environmental Laws including, without limitation, meeting any necessary financial responsibility requirements. Prior to any Substance being brought upon or into the Premises, whether Landlord's written permission is required or not, Tenant will provide to Landlord any applicable material safety data sheets regarding said Substance as well as a written description of the amount of such Substance to be brought upon or into the Premises and the common and recognized chemical name of such Substance. Tenant shall bear responsibility for insuring that all record keeping, reporting and remediation responsibilities of Tenant under Environmental Laws are met and Tenant assumes all such responsibility and liability for such legal compliance. Landlord or Landlord's representative shall have the right, but not the obligation, to enter the Premises for, among other purposes, the purposes of inspecting the storage, use and disposal of any Substances and to review compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that any Substances are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as required by applicable Environmental Laws. Tenant will provide Landlord written notification of the release or disposal of any Substances either within the Premises or outside of Tenant's Premises and will also provide

Landlord written notice of any pending or threatened litigation concerning the breach or purported breach of any Environmental Laws. If at any time during or after the term of the Lease, the Premises is found to be contaminated by Substances or subject to said conditions, arising from or as a result of Tenant's negligence (whether in whole or in part) or the use of the Premises or any Substances by Tenant or any of Tenant's agents, employees, assigns or subtenants, Tenant shall diligently institute proper and thorough cleanup procedures in accordance with Environmental Laws at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, fines, reimbursement, restitution, response costs, cleanup costs and obligations (including investigative responses and attorney's fees) of any nature. The foregoing indemnification and the responsibilities of Tenant shall apply to Tenant regardless of whether they arise from any Permitted Activity or from any Substances, the use of which Landlord approved, and shall survive the termination or expiration of this Lease. Landlord shall be under no obligation to expend any sums or to seek reimbursement to enforce the indemnification obligations of Tenant hereunder.

     Permitted Materials:                 None
                         --------------------------------------------

     Tenant acknowledges and agrees that it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment, subletting, or transfer of Tenant's interest in this Lease if (i) the anticipated use of the Premises by the proposed assignee, subtenant, or transferee (collectively, a "Transferee") involves the generation, storage, use, treatment, or disposal of Substances; (ii) the proposed Transferee has been required by any prior Landlord, lender, or governmental authority to make remedial action in connection with Substances contaminating a property, if the contamination resulted from such Transferee's actions or use of the property in question; or
(iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Substance.

24.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for the convenience only and in no way define, limit or otherwise describe the scope of intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. In the event the Premises constitute a portion of a multiple occupancy building or buildings, Tenant's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which the entire space contained in the building or buildings.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due amortization of such party to enter into this Lease.

     D. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the control of the Landlord.

     E. Tenant agrees, from time to time, within ten (10) days after request of Landlord, to execute and deliver to Landlord, or Landlord's designee, a Certificate of Occupancy and an estoppel certificate prepared and/or submitted by Landlord stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease. No grace or cure period provided in this Lease shall apply to the Tenant's obligations to timely deliver an estoppel certificate. Tenant hereby irrevocably appoints as its attorney in fact to execute on its behalf and in its name any such estoppel certificate if Tenant fails to execute and deliver the estoppel certificate within ten (10) days after Landlord's written request thereof.

     F. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force and effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to operating expenses as set forth in Paragraph 2.C and all obligations concerning the condition and repair of the Premises, including without limitation, all heating and air-conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for operating expenses for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefore upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Landlord (less the refurbishment fee specified in Paragraph 2.B) shall be credited against the amount due from Tenant under this Paragraph 24.G.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of such clause or provision of this Lease that it is illegal, invalid or unenforceable, there be added, as part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. I. All references in this Lease to "the date hereof" of similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought into this transaction, other than as may be referenced in a separate written agreement executed by Tenant, and delivered to Landlord prior to the date hereof, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

     K. If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental Unites States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively shall be bound by notices given in accordance with the provisions of Paragraph 26 hereof to the same effect as if each had received such notice.

     L. Tenant shall, at all times during the term of this Lease and any extension thereof, comply with all reasonable rules and regulations ("Building Rules and Regulations") at any time or from time to time established by Landlord covering use of the Premises and common areas. The existing Building Rules and Regulations currently in force and effect are attached hereto as Exhibit "B" and made a part hereof. In the events of any conflict between said Building Rules and Regulations and the Lease, the terms and provisions of the Lease shall control.

     M. Landlord shall have the right to substitute for the Premises other space within the building or buildings; provided, however, the usable area of the substituted premises shall not be less than the usable area of the originally leased premises, and no increase in the rentals provided to be paid by Tenant hereunder shall be occasioned by such substitution of premises. Tenant shall relocate to such substitution of premises. Tenant shall relocate to such substituted premises upon thirty (30) days notice thereof, and Landlord shall pay the reasonable moving expenses of Tenant incidental to such substitution of premises. Upon such relocation, such substituted premises shall be considered the Premises described in this Lease for all uses and purposes as though originally leased to Tenant by this Lease.

     N. As Tenant has been previously informed, the Landlord is a manager managed limited liability company whose manager is MainSpring Capital, L.L.C. The members of MainSpring Capital, L.L.C. are shareholders of Ross Brown Partners, Inc. and may, furthermore, be members of the Landlord. Furthermore, MainSpring Capital, L.L.C. may be a member of Landlord. Ross Brown Partners, Inc. is the property manager for the Landlord and is employed by Landlord to lease the property of which the demised premises are a part. As such, the broker and real estate licensees of Ross Brown Partners, Inc. are solely agents of Landlord. 25. SECURITY SERVICE. Tenant agrees to pay the proportionate share of the cost of any security services and/or of monitoring, repair and maintenance of any burglar alarm systems, water flow detection systems and other protective security equipment that is on or may be installed on the Premises and/or the building of which the Premises are a part, including the cost of any license or permit or user charge required for any such security systems. Landlord shall not be liable to Tenant for any damages, costs or expenses suffered or incurred by Tenant in connection with any unauthorized entry into the Premises and any other liability arising in connection with such security systems or services.

26. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment to Landlord to Tenant or with reference to sending, mailing or delivering any notice or the making of any payment by Tenant to Landlord shall be deemed to be compiled with when and if the following steps are taken:

     (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord. In addition to base rental due hereunder, all sums of money and all payments due Landlord hereunder shall be deemed to be additional rent owed to Landlord.

     (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have therefore specified by written notice delivered in accordance herewith. 27. LANDLORD'S LIEN. In addition to any statutory lien for the rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money due or which may become due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory and other personal property of the Tenant now or hereafter situated as fixtures, furniture, inventory and other personal property of the Tenant now or hereafter situated at 2250 W. 14th Street, Tempe, Arizona, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event any of the foregoing described property is removed from the Premises in violation of the covenant in the preceding sentence, the security interest shall continue in such property and all proceeds and products, regardless of locations. Upon a default hereunder by Tenant in addition to all other rights and remedies, Landlord shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Landlord. Tenant hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created. Landlord and Tenant agree that this Lease and security agreement serves as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original. This security agreement and financing statement also covers fixtures located at the Premises subject to this Lease and legally described in Exhibit "A" attached hereto and incorporated herein by reference and is to be filed for record in the real estate records. The record owner of this property is Bel de Mar, L.L.C., an Arizona limited liability company.

28. TENANT'S RIGHT TO CANCEL. Subject expressly to the Tenant's strict and timely compliance with the following conditions, Landlord hereby grants Tenant the option to terminate this Lease at any time after January 31, 2004.

     (a) Tenant must provide written notice to Landlord of its intent to terminate this Lease at least ninety (90) days prior to the effective date.

     (b) Tenant must pay to Landlord, at the same time it provides written notice pursuant to 28.(a) above, payment in the amount of Seven thousand and 00/100 Dollars ($7,000.00). (c) Tenant is not, either at the time of execution of this option, nor has been during the term of this Lease, in default of this Lease.

If Tenant does not comply with the conditions above, this option is null and void.

29. EARLY OCCUPANCY. Once Tenant has provided Landlord with all necessary deposits and proof of insurance, Tenant shall have the right to occupy the Premises prior to the commencement date for the purposes of installing systems furniture, telephone systems, etc.

30. TENANT IMPROVEMENTS. Landlord agrees to install new carpeting to be provided by Tenant based upon the following:

     (a)  Landlord approves quality and color of carpet prior to installation.

     (b)  Tenant delivers carpet to Landlord no later than January 27, 2002.

EXECUTED BY LANDLORD, this 24th day of January, 2003.

LANDLORD:                                   Bel de Mar, L.L.C., an Arizona
                                            limited liability company
                                            By: MainSpring Capital, LLC
                                            Its:Managing Member

ADDRESS:

2999 North 44th Street, Suite 200                /s/ Wilford M. Farnsworth, III
Phoenix, Arizona  85018                          Its: Wilford M. Farnsworth, III
(602) 840-6363                                   Its: Presiding Member

EXECUTED BY TENANT, this 21st day of January, 2003.

TENANT:                                        Integrated Information Systems, a
                                               corporation

ADDRESS:
1480 South Hohokam Drive                       /s/ James G. Garvey, Jr.
Tempe, Arizona 85281                           By: James G. Garvey, Jr.
                                               Its: CEO